Summary of Significant Accounting Policies (Policies)	9 Months Ended	12 Months Ended
	Oct. 27, 2012	Jan. 28, 2012
Summary of Significant Accounting Policies
Fiscal year
We report on the basis of a 52- or 53-week fiscal year, which ends on the Saturday closest to January 31. All references herein to “fiscal 2012” relate to the 53 weeks ending February 2, 2013, and all references to “fiscal 2011” relate to the 52 weeks ended January 28, 2012. In addition, all references herein to “the third quarter of fiscal 2012” relate to the 13 weeks ended October 27, 2012, and all references to “the third quarter of fiscal 2011” relate to the 13 weeks ended October 29, 2011. Finally, all references to “the nine months ended October 27, 2012” relate to the 39 weeks ended October 27, 2012, and “the nine months ended October 29, 2011” relate to the 39 weeks ended October 29, 2011.

Fiscal Year

We report on the basis of a 52- or 53-week fiscal year, which ends on the Saturday closest to January 31. References to fiscal year mean the year in which that fiscal year began. Fiscal 2011 ended on January 28, 2012, fiscal 2010 ended on January 29, 2011, and fiscal 2009 ended on January 30, 2010. Each of these three fiscal years contained 52 weeks.

Consolidation

Basis of Presentation

The consolidated financial statements include the accounts of Michaels Stores, Inc. and our wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated. All expressions of the “Company”, “us,” “we,” “our,” and all similar expressions are references to Michaels Stores, Inc. and our consolidated, wholly-owned subsidiaries, unless otherwise expressly stated or the context otherwise requires.

The accompanying unaudited consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and notes required by generally accepted accounting principles for complete financial statements. Therefore, these financial statements should be read in conjunction with our Annual Report on Form 10-K for the fiscal year ended January 28, 2012.

The balance sheet at January 28, 2012 has been derived from the audited financial statements at that date, but does not include all of the information and notes required by generally accepted accounting principles for complete financial statements.

In the opinion of management, all adjustments (consisting of normal recurring accruals and other items) considered necessary for a fair presentation have been included.

Because of the seasonal nature of our business, the results of operations for the quarter and nine months ended October 27, 2012 are not indicative of the results to be expected for the entire year.

Consolidation Our Consolidated Financial Statements include the accounts of Michaels Stores, Inc. and all wholly-owned subsidiaries. All intercompany balances and transactions have been eliminated.

Estimates

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires us to make estimates and assumptions that affect the amounts reported in the Consolidated Financial Statements and accompanying notes. Actual results could differ from those estimates.

Foreign Currency Translation

Foreign Currency Translation

The functional currency of our Canadian operations is the Canadian dollar. Translation adjustments result from translating our Canadian subsidiary’s financial statements into U.S. dollars. Balance sheet accounts are translated at exchange rates in effect at the balance sheet date. Income statement accounts are translated at average exchange rates during the year. Resulting translation adjustments are recorded as a component of Accumulated other comprehensive income in our Consolidated Statements of Stockholders’ Deficit. Transaction gains and losses are recorded as a part of Other (income) and expense, net in our Consolidated Statements of Operations. The cumulative translation adjustment in fiscal 2011 was $6 million, net of deferred taxes of $5 million, while in fiscal 2010, the cumulative translation adjustment was $7 million, net of deferred taxes of $5 million. In fiscal 2011, we recorded transaction losses of $4 million related to foreign currency exchange rates. In fiscal 2010 and fiscal 2009, we recorded transaction gains of $2 million and $5 million, respectively, related to foreign currency exchange rates.

Cash and Equivalents

Cash and Equivalents

Cash and equivalents are comprised of cash, money market mutual funds, and short-term interest bearing securities with original maturities of three months or less and $22 million and $20 million of credit card clearing accounts as of January 28, 2012, and January 29, 2011, respectively. Cash equivalents are carried at cost, which approximates fair value. We record interest income earned from our cash and equivalents as a component of other (income) and expense, net, in our financial statements. In fiscal 2011, fiscal 2010 and fiscal 2009, we had a nominal amount of interest income.

Merchandise Inventories

Merchandise Inventories

Merchandise inventories are valued at the lower of cost or market, with cost determined using a weighted average method. Cost is calculated based upon the purchase price of an item at the time it is received by us, and also includes the cost of warehousing, handling, purchasing, and importing, as well as inbound and outbound transportation, partially offset by vendor allowances. This net inventory cost is recognized through Cost of sales when the inventory is sold. It is impractical for us to assign specific allocated overhead costs and vendor allowances to individual units of inventory. As such, to match net inventory costs against the related revenues, we estimate the net inventory costs to be deferred and recognized each period as the inventory is sold.

Vendor allowances, which primarily represent volume rebates and cooperative advertising funds, are recorded as a reduction to the cost of the merchandise inventories and a subsequent reduction in Cost of sales when the inventory is sold. We generally earn vendor allowances as a percentage of certain merchandise purchases with no minimum purchase requirements. Typically, our vendor allowance programs extend for a period of 12 months. We recognized vendor allowances of $115 million, or 2.7% of Net sales, in fiscal 2011, $112 million, or 2.8% of Net sales, in fiscal 2010, and $133 million, or 3.4% of Net sales, in fiscal 2009. During the three fiscal years ended January 28, 2012, the number of vendors from which vendor allowances were received ranged from approximately 650 to 740.

We utilize perpetual inventory records to value inventory in our stores. Physical inventory counts are performed in a significant number of stores during each fiscal quarter by a third party inventory counting service, with substantially all stores open longer than one year subject to at least one count each fiscal year. We adjust our perpetual records based on the results of the physical counts. We maintain a provision for estimated shrinkage based on the actual historical results of our physical inventories. We compare our estimates to the actual results of the physical inventory counts as they are taken and adjust the shrink estimates accordingly. We also evaluate our merchandise to ensure that the expected net realizable value of the merchandise held at the end of a fiscal period exceeds cost. In the event that the expected net realizable value is less than cost, we reduce the value of that inventory accordingly.

We routinely identify merchandise that requires some price reduction to accelerate sales of the product. The need for this reduction is generally attributable to clearance of seasonal merchandise or product that is being displaced from its assigned location in the store to make room for new merchandise. Additional SKUs that are candidates for repricing are identified using our perpetual inventory data. In each case, the appropriate repricing is determined at our corporate office. Price changes are transmitted electronically to the store and instructions are provided to our stores regarding product placement, signage, and display to ensure the product is effectively cleared.

Property and Equipment

Property and Equipment

Property and equipment is recorded at cost. Depreciation is recorded on a straight-line basis over the estimated useful lives of the assets. Amortization of property under capital leases is on a straight-line basis over the lease term and is included in depreciation expense. We expense repairs and maintenance costs as incurred. We capitalize and depreciate significant renewals or betterments that substantially extend the life of the asset. Useful lives are generally estimated as follows (in years):

Buildings	30
Leasehold improvements	10	*
Fixtures and equipment	8
Computer equipment	5

*                                         We amortize leasehold improvements over the lesser of 10 years or the remaining lease term of the underlying facility.

Capitalized Software Costs

Capitalized Software Costs

We capitalize certain costs related to the acquisition and development of internal use software that is expected to benefit future periods. These costs are being amortized on a straight-line basis over the estimated useful life, which is generally five years. As of January 28, 2012 and January 29, 2011, we had unamortized capitalized software costs of $74 million and $46 million, respectively. These amounts are included in Property and equipment, net on the Consolidated Balance Sheets. Amortization of capitalized software costs totaled approximately $30 million, $14 million and $22 million in fiscal year 2011, 2010 and 2009, respectively.

Goodwill

Goodwill

Under the provisions of Accounting Standards Codification (“ASC”) 350, Intangibles—Goodwill and Other, we review goodwill for impairment each year in the fourth quarter, or more frequently if required. In conducting our impairment review, we elect to first perform a qualitative assessment to determine whether it is more likely than not (that is, a likelihood of more than 50 percent) the fair value of our reporting unit is less than its carrying value. Factors used in our qualitative assessment include, but are not limited to, macroeconomic conditions, industry and market conditions, cost factors, overall financial performance, company and reporting unit specific events, and the margin between the fair value and carrying value of each reporting unit in recent valuations.

If, after assessing the totality of events or circumstances such as those described above, we determine that it is more likely than not that the fair value of our reporting unit is greater than its carrying amount, no further action is required. If we determine that it is more likely than not that the fair value of our reporting unit is less than its carrying amount, we will compare each reporting unit’s carrying value to its estimated fair value, determined through estimated discounted future cash flows and market-based methodologies. If the carrying value exceeds the estimated fair value, we determine the fair value of all assets and liabilities of the reporting unit, including the implied fair value of goodwill. If the carrying value of goodwill exceeds the implied fair value, we recognize an impairment charge equal to the difference. There are assumptions and estimates underlying the determination of fair value and any resulting impairment loss. Significant changes in these assumptions, or another estimate using different, but still reasonable, assumptions could produce different results. We have performed the required impairment tests of goodwill, and the tests have not resulted in an impairment charge in fiscal 2011, fiscal 2010 or fiscal 2009.

Impairment of Long-Lived Assets

Impairment of Long-Lived Assets

We evaluate long-lived assets, other than goodwill and assets with indefinite lives, for indicators of impairment whenever events or changes in circumstances indicate their carrying amounts may not be recoverable. Our evaluation compares the carrying value of the assets with their estimated future undiscounted cash flows. If it is determined that an impairment loss has occurred, the loss would be recognized during that period based on the estimated fair value of the assets. Our impairment analysis contains management assumptions about key store variables including sales, growth rate, gross margin, payroll and other controllable expenses. If actual results differ from these estimates, we may be exposed to additional impairment losses that may be material.

Reserve for Closed Facilities

Reserve for Closed Facilities

We maintain a reserve for future rental obligations, carrying costs, and other closing costs related to closed facilities, primarily closed and relocated stores. In accordance with ASC 420, Exit or Disposal Cost Obligations, we recognize exit costs for any store closures at the time the store is closed. Such costs are recorded within the Cost of sales and occupancy expense line item on our Consolidated Statements of Operations.

The cost of closing a store or facility is recorded at the estimated fair value of expected cash flows which we calculate as the lesser of the present value of future rental obligations remaining under the lease (less estimated sublease rental income) or the lease termination fee. The determination of the reserves is dependent on our ability to make reasonable estimates of costs to be incurred post-closure and of rental income to be received from subleases. In planning our store closures, we generally try to time our exits as close to the lease termination date as possible to minimize any remaining lease obligation.

The following is a detail of account activity related to closed facilities:

	Fiscal Year
	2011	2010	2009
	(In millions)
Balance at beginning of fiscal year	$5	$7	$7
Additions charged to costs and expenses	7	—	4
Payment of rental obligations and other	(3)	(2)	(4)
Balance at end of fiscal year	$9	$5	$7

Insurance Liabilities

Insurance Liabilities

We have insurance coverage for losses in excess of self-insurance limits for medical liability, general liability and workers’ compensation claims. Health care reserves are based on actual claims experience and an estimate of claims incurred but not reported. Reserves for general liability and workers’ compensation are determined through the use of actuarial studies. Due to the significant judgments and estimates utilized for determining these reserves, they are subject to a high degree of variability. In the event our insurance carriers are unable to pay claims submitted to them, we would record a liability for such estimated payments we expect to incur.

Revenue Recognition

Revenue Recognition

Revenue from sales of our merchandise is recognized when the customer takes possession of the merchandise. Revenue is presented net of point-of-sale coupons, discounts, and sales taxes collected. Sales related to custom framing are recognized when the order is picked up by the customer. We deferred 13 days of custom framing revenue at the end of fiscal 2011, 2010 and 2009. Our deferral is an estimate based on the number of days for manufacturing, in-store assembly, and customer pick-up. As of January 28, 2012 and January 29, 2011, our deferred framing revenue was approximately $10 million.

We allow for merchandise to be returned under most circumstances and provide a reserve for estimated returns. We use historical customer return behavior to estimate our reserve requirements. As of January 28, 2012 and January 29, 2011, our sales returns reserve was approximately $3 million.

We record a gift card liability on the date we issue the gift card to the customer. We record revenue and reduce the gift card liability as the customer redeems the gift card. The deferred revenue associated with outstanding gift cards increased $4 million from $26 million at January 29, 2011, to $30 million as of January 28, 2012. We escheat the value of unredeemed gift cards where required by law. Any remaining liabilities not subject to escheatment are evaluated to determine whether the likelihood of the gift card being redeemed is remote (gift card breakage). We recognize gift card breakage as revenue, by applying our estimate of the rate of gift card breakage over the period of estimated performance. Our estimates of the gift card breakage rate are applied to the estimated amount of gift cards that are expected to go unused, that are not subject to escheatment, and are based on customers’ historical redemption rates and patterns, which may not be indicative of future redemption rates and patterns. We recognized revenue of approximately $1 million in fiscal 2011, $3 million in fiscal 2010 and $2 million in fiscal 2009, related to such gift card balances.

Costs of Sales and Occupancy Expenses

Costs of Sales and Occupancy Expenses

Included in our Costs of sales are the following:

•                  purchase price of merchandise, net of vendor allowances and rebates

•                  inbound freight, inspection costs, duties and import agent commissions

•                  warehousing, handling, and transportation costs (including internal transfer costs such as distribution center-to-store freight costs) and purchasing and receiving costs and

•                  share-based compensation costs for those employees involved in preparing inventory for sale

Costs of sales are included in merchandise inventories and expensed as the merchandise is sold.

Included in our occupancy expenses are the following costs which are recognized as period costs as described below:

•                  store expenses such as rent, insurance, taxes, common area maintenance, utilities, repairs and maintenance

•                  amortization of store buildings and leasehold improvements

•                  store closure costs and

•                  store remodel costs

We record rent expense ratably over the term of the lease beginning with the date we take possession of or control the physical access to the premises. We record leasehold improvement reimbursements as a liability and ratably adjust the liability as a reduction to rent expense over the lease term beginning with the date we take possession of or control the physical access to the premises. At times, we receive landlord reimbursements for leasehold improvements made during the lease term, which we record as a liability and ratably adjust as a reduction to rent expense over the remaining lease term.

Selling, General, and Administrative Costs

Selling, General, and Administrative Costs

Included in our selling, general, and administrative costs are store personnel costs (including share-based compensation), store operating expenses, advertising expenses, store depreciation expense, and corporate overhead costs.

Advertising costs are expensed in the period in which the advertising first occurs. Our cooperative advertising allowances are accounted for as a reduction in the purchase price of merchandise since an obligation to advertise specific product does not exist in our cooperative advertising arrangements.

Advertising expenses were $183 million, $172 million, and $167 million for fiscal 2011, 2010, and 2009, respectively.

Store Pre-Opening Costs

Store Pre-Opening Costs

We expense all start-up activity costs as incurred. Rent expense incurred prior to the store opening is recorded in Cost of sales and occupancy expense on our Consolidated Statement of Operations.

Income Taxes

Income Taxes

We record income tax expense using the liability method for taxes and are subject to income tax in many jurisdictions, including the U.S., various states and localities, and Canada. A current tax liability or asset is recognized for the estimated taxes payable or refundable on the tax returns for the current year and a deferred tax liability or asset is recognized for the estimated future tax effects attributable to temporary differences and carryforwards. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of a change in tax rates is recognized as income or expense in the period that includes the enactment date. A valuation allowance is recorded to reduce the carrying amounts of deferred tax assets unless it is more likely than not that such assets will be realized. In evaluating our ability to realize our deferred tax asset, we considered the following sources of future taxable income:

•                  future reversals of existing taxable temporary differences

•                  future taxable income, exclusive of reversing temporary differences and carryforwards

•                  taxable income in prior carryback years and

•                  tax-planning strategies

Our evaluation regarding whether a valuation allowance is required or should be adjusted also considers, among other things, the nature, frequency, and severity of recent losses, forecasts of future profitability and the duration of statutory carryforward periods. Our forecasts of future profitability represents our best estimate of these future events. After conducting this assessment, the valuation allowance recorded against our deferred tax assets was $14 million and $15 million as of January 28, 2012 and January 29, 2011, respectively. If actual results differ from estimated results or if we adjust these assumptions in the future, we may need to adjust our deferred tax assets or liabilities, which could impact our effective tax rate.

The amount of income taxes we pay is subject to ongoing audits in the taxing jurisdictions in which we operate. During these audits, the taxing authorities may challenge items on our tax returns. Because the tax matters challenged by tax authorities are typically complex, the ultimate outcome of these challenges is uncertain. We recognize tax benefits for uncertain positions only to the extent that we believe it is more likely than not that the tax position will be sustained. Our future results may include favorable or unfavorable adjustments to our unrecognized tax benefits due to closure of income tax audits, new regulatory or judicial pronouncements, or other relevant events. As a result, our effective tax rate may fluctuate significantly on a quarterly and annual basis.

Share-Based Compensation

Share-Based Compensation

ASC 718, Stock Compensation, requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements, based on their fair value, over the requisite service period. Compensation cost is based on the grant date fair value of the award and ratably recognized as an expense over the effective vesting period. We estimate the fair value of stock option awards using a Black-Scholes option value model.

Beginning with our adoption of ASC 718, we report excess tax benefits as a cash inflow in the financing section of our Statement of Cash Flows and would record a tax deficiency, if any, as a cash outflow from operating activities. For fiscal 2011, fiscal 2010, and fiscal 2009, we did not have any tax benefits or tax deficiencies associated with share-based awards.

Recent Accounting Pronouncements

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and IFRSs,” an amendment to ASC topic 820, “Fair Value Measurements.” ASU 2011-04 conforms certain sections of Accounting Standards Codification (“ASC”) 820 to International Financial Reporting Standards in order to provide a single converged guidance on the measurement of fair value. The ASU also requires new quantitative and qualitative disclosures about the sensitivity of recurring Level 3 measurement disclosures, as well as transfers between Level 1 and Level 2 of the fair value hierarchy. The amended guidance is effective for interim and annual periods beginning after December 15, 2011. We adopted all requirements of ASU 2011-04 on January 29, 2012, with no material impact on our consolidated financial statements.

In June 2011, the FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income,” an amendment to ASC topic 220, “Comprehensive Income.” ASU 2011-05 eliminates the option to present the components of other comprehensive income as part of the statement of shareholders’ equity. Instead, comprehensive income must be reported in either a single continuous statement of comprehensive income which contains two sections, net income and other comprehensive income, or in two separate but consecutive statements. In December 2011, the FASB issued ASU No. 2011-12, “Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05,” which indefinitely defers the provisions in ASU 2011-05 requiring reclassification adjustments out of other comprehensive income to be presented on the face of the financial statements. The other portions of ASU 2011-05 remain unchanged. These standards, which must be applied retroactively, are effective for interim and annual periods beginning after December 15, 2011, with earlier adoption permitted. We adopted all requirements of these standards on January 29, 2012, the beginning of our 2012 fiscal year.

Recent Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and IFRSs”, an amendment to ASC topic 820, “Fair Value Measurements”. ASU 2011-04 conforms certain sections of ASC 820 to International Financial Reporting Standards in order to provide a single converged guidance on the measurement of fair value. The ASU also requires new quantitative and qualitative disclosures about the sensitivity of recurring Level 3 measurement disclosures, as well as transfers between Level 1 and Level 2 of the fair value hierarchy. The amended guidance is effective for interim and annual periods beginning after December 15, 2011. We will adopt all requirements of ASU 2011-04 on January 29, 2012, with no material impact expected on our Consolidated Financial Statements.

In June 2011, the FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income”, an amendment to ASC topic 220, “Comprehensive Income”. ASU 2011-05 eliminates the option to present the components of other comprehensive income as part of the statement of shareholders’ equity. Instead, comprehensive income must be reported in either a single continuous statement of comprehensive income which contains two sections, net income and other comprehensive income, or in two separate but consecutive statements. In December 2011, the FASB issued ASU No. 2011-12, “Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05,” which indefinitely defers the provisions in ASU 2011-05 requiring reclassification adjustments out of other comprehensive income to be presented on the face of the financial statements. The other portions of ASU 2011-05 remain unchanged. These standards, which must be applied retroactively, are effective for interim and annual periods beginning after December 15, 2011, with earlier adoption permitted. We will adopt all requirements of these standards on January 29, 2012, the beginning of our 2012 fiscal year.

In September 2011, the FASB issued ASU No. 2011-08, “Intangibles—Goodwill and Other (Topic 350): Testing Goodwill for Impairment”. ASU 2011-08 allows entities testing for goodwill impairment to have the option of performing a qualitative assessment to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value. If an entity believes, as a result of its qualitative assessment, it is more-likely-than-not the fair value of a reporting unit is less than its carrying amount, the currently prescribed two-step goodwill impairment test must be performed. Otherwise, no further testing is required. ASU 2011-08 is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted. We adopted ASU 2011-08 in the fourth quarter of fiscal 2011.